                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 24, 2004
                                   -----------

                          CAL DIVE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


             MINNESOTA                                  95-3409686
   (State or other jurisdiction of                   (I.R.S. Employer
   incorporation of organization)                   Identification No.)


  400 N. SAM HOUSTON PARKWAY E., SUITE 400, HOUSTON, TEXAS    77060
        (Address of Principal Executive Offices)           (Zip Code)


                                 (281) 618-0400
              (Registrant's telephone number, including area code)


                                      None
              (Former name, former address and former fiscal year,
                          if changed since last report)


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Item 7.  Financial Statements and Exhibits.

        Number    Description
        ------    -----------
         99.1     Press Release of Cal Dive International, Inc. dated February
                  24, 2004 reporting Cal Dive's financial results for the fiscal year ended December 31, 2003 and for the fourth quarter of
                  2003.

         99.2     2003 Fourth Quarter Report to Shareholders.

         99.3     Press Release of Cal Dive International, Inc. dated February
                  24, 2004 announcing earnings guidance for 2004.


Item 12. Results of Operations and Financial Condition.

Incorporated by reference are the press release and 2003 Fourth Quarter Report to Shareholders issued by the Registrant on February 24, 2004 regarding earnings for the fiscal year ended December 31, 2003 and for the fourth quarter of 2003, attached as Exhibits 99.1 and 99.2, respectively, and the press release announcing earnings guidance for 2004, attached as Exhibit 99.3. This information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

                          CAL DIVE INTERNATIONAL, INC.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

           Date:  February 24, 2004


                             CAL DIVE INTERNATIONAL, INC.


                             By:   /s/ S. JAMES NELSON
                                 ----------------------------------------------
                                 S. James Nelson
                                 Vice Chairman



                             By:  /s/ A. WADE PURSELL
                                 ----------------------------------------------
                                 A. Wade Pursell
                                 Senior Vice President and
                                 Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No.       Description
-----------       -----------
   99.1           Press Release dated February 24, 2004

   99.2           2003 Fourth Quarter Report to Shareholders

   99.3           Press Release dated February 24, 2004